UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 9, 2018

Date of Report (Date of earliest event reported)

ADESTO TECHNOLOGIES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-37582	16-1755067
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3600 Peterson Way, Santa Clara	95054
(Address of principal executive offices)	(Zip Code)

(408) 400-0578

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.  Results of Operations and Financial Condition.

On July 9, 2018, Adesto Technologies Corporation (“Adesto”) announced preliminary estimates of its results of operations for the three months ended June 30, 2018.

On a preliminary estimated basis, Adesto expects its results of operations for the three months ended June 30, 2018 to reflect:

•      Revenues between $18.1 million and $18.3 million;

•      Gross margin between 42% and 44%;

•      Total operating expenses between $11.3 million and $11.5 million; and

•      Non-GAAP total operating expenses between $8.3 million and $8.5 million, excluding approximately $2.0 million in acquisition-related costs, $0.6 to $0.7 million in stock-based compensation expense and $0.3 million in amortization of acquisition-related intangible assets.

Adesto expects its revenues for the three months ended June 30, 2018 will be between $18.1 million and $18.3 million, an increase of 35.1% to 36.6% from revenues of $13.4 million for the three months ended June 30, 2017. This increase was due to higher sales of standard flash memory products to Tier 1 OEM customers and the contribution of revenues generated from its S3 business during the quarter, which it estimates were approximately $2.0 million. These increases were partially offset by slower than expected sales ramp for DataFlash-L products, which are designed for smart home application markets and carry relatively higher gross margins than Adesto’s other memory products.

Adesto expects its gross margin for the three months ended June 30, 2018 will be between 42% and 44%, a decrease of 6.1 to 8.1 percentage points from gross margin of 50.1% for the three months ended June 30, 2017. This decrease was primarily due to product mix impacts, as Adesto generated a higher proportion of its revenues from sales to Tier 1 OEM customers of standard flash memory products, which generally carry lower gross margins than its other memory products.

Adesto expects total operating expenses for the three months ended June 30, 2018 will be between $11.3 million and $11.5 million, an increase of 36.1% to 38.6% from total operating expenses of $8.3 million for the three months ended June 30, 2017. This increase was driven by approximately $2.0 million of higher than expected transaction costs associated with its acquisition of S3 (as defined below) and proposed acquisition of Echelon (as defined below) and to a lesser extent, higher operating costs associated with the operations of its S3 business following the closing of the S3 acquisition.  On a non-GAAP basis, total operating expenses for the three months ended June 30, 2018 increased as compared to non-GAAP total operating expenses for the three months ended June 30, 2017 due to higher operating costs associated with S3’s operations following the closing of the S3 acquisition.

These preliminary estimates have been prepared by, and are the responsibility of, Adesto’s management and have not been reviewed or audited or subject to any other procedures by Adesto’s independent registered public accounting firm. Accordingly, Adesto’s independent registered public accounting firm does not express an opinion or any other form of assurance with respect to these preliminary estimates.

The information furnished in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Information.

As previously announced, on June 28, 2018, Adesto, Circuit Acquisition Corporation, a wholly owned subsidiary of Adesto, and Echelon Corporation (“Echelon”), entered into an Agreement and Plan of Merger, pursuant to which Adesto agreed to acquire Echelon (the “Acquisition”).  The Acquisition is expected to close in the third quarter of 2018, subject to satisfaction of customary closing conditions, including approval by holders of a majority of Echelon’s outstanding common stock.

Additionally, in connection with Adesto’s acquisition of S3 Asic Semiconductors Limited (“S3”) on May 9, 2018, Adesto is also supplementing and updating the risk factor disclosures contained in its prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in Adesto’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2018, and in Adesto’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018, filed with the SEC on May 10, 2018. The updated risk factor disclosures are filed herewith as Exhibit 99.4 and are incorporated herein by reference.

This Current Report on Form 8-K is also being filed for the purpose of incorporating the contents of this Current Report (other than the information contained in Item 2.02), including the updated Power of Attorney in Exhibit 24.1 to this Current Report, the consolidated financial statements of Echelon and pro forma financial information described in Item 9.01 below (and included in Exhibits 99.1 to 99.3), which are incorporated herein by reference, and the risk factor disclosures included in Exhibit 99.4 to this Current Report into Adesto’s Registration Statement on Form S-3 (No. 333-224790) filed with the SEC on May 9, 2018 and declared effective on June 27, 2018.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The historical audited consolidated balance sheets of Echelon as of December 31, 2017 and 2016 and the related audited consolidated statements of operations, stockholders’ equity, and cash flows, for each of the years in the two year period ended December 31, 2017, and the related notes thereto and the report of independent registered public accounting firm thereon, are included on pages 44 through 73 of Echelon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 27, 2018, and filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

                The historical unaudited condensed consolidated balance sheet of Echelon as of March 31, 2017 and the related unaudited condensed consolidated statements of operations, statements of comprehensive loss and statements of cash flows for the three months ended March 31, 2018 and 2017, and the related notes thereto, are included on pages 3 through 17 of Echelon’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018, filed with the SEC on May 10, 2018, and filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(b)    Pro Forma Financial Information

The following unaudited pro forma financial information is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

•                  Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2018 (page 2);

•                  Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 2017 (page 3);

•                  Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2018 (page 4); and

•                  Notes to the Unaudited Pro Forma Condensed Combined Financial Statements (pages 5 and 12).

The pro forma financial information in Exhibit 99.3 hereto contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward looking statements.” These statements can be identified by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, Adesto’s ability to complete the offering, its anticipated use of proceeds from the offering, and its ability to close the proposed acquisition. Management cautions that any or all of Adesto’s forward-looking statements may turn out to be wrong. Please read the risk factors set forth in Exhibit 99.4 hereto and read Adesto’s annual, quarterly and current reports filed under the Exchange Act for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Adesto generally. Adesto’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Adesto’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Adesto disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

(d) Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of Armanino LLP, Independent Registered Public Accounting Firm

24.1	Power of Attorney

99.1

Audited consolidated balance sheets of Echelon Corporation as of December 31, 2017 and 2016 and the related audited consolidated statements of operations, stockholders’ equity, and cash flows, for each of the two years in the period ended December 31, 2017, and the related notes thereto and the report of independent registered public accounting firm thereon (incorporated herein by reference from pages 44 through 73 of Echelon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (File No. 001-37755), filed with the SEC on March 27, 2018)

99.2

Unaudited condensed consolidated balance sheets of Echelon Corporation as of March 31, 2017 and the related unaudited condensed consolidated statements of operations, statements of comprehensive loss and statements of cash flows for the three months ended March 31, 2018 and 2017, and the related notes thereto (incorporated herein by reference from pages 3 through 17 of Echelon’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 (File No. 001-37755), filed with the SEC on May 10, 2018)

99.3	Unaudited Pro Forma Condensed Combined Financial Information

99.4	Updated Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADESTO TECHNOLOGIES CORPORATION

Date: July 9, 2018	By:	/s/ Ron Shelton
	Name:	Ron Shelton
	Title:	Chief Financial Officer and Secretary